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                             SHUSTAK JALIL & HELLER
                           400 PARK AVENUE, 14TH FLOOR
                               NEW YORK, NY 10022
                                 (212) 688-5900
                              (212) 688-6151 (FAX)
                                 WWW.SHUFIRM.COM



Please reply to:
New York office
heller@shufirm.com

                                             May 24, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

                                  RE: International Commerce Development Corp. Registration Statement on Form SB-2

To Whom It May Concern:

         We have been requested to render this opinion as counsel for International Commerce Development Corp., a Delaware corporation (the "Company").

         In our opinion, the shares issued were duly authorized, validly issued, fully paid and non-assessable shares of common stock of the Company.

         We consent to the filing of the opinion as part of the Registration Statement of the Company.

                                           Sincerely,

                                           SHUSTAK JALIL & HELLER


                                           By:  /s/ Richard S. Heller
                                              --------------------------
                                                  Richard S. Heller